UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2010 (April 8, 2010)

SILVERADO GOLD MINES LTD.
(Exact name of Registrant as specified in charter)

British Columbia, Canada	000-12132	98-0045034
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

     1111 West Georgia Street, Suite 1820
Vancouver, British Columbia, Canada V6E 4M3
(Address of principal executive offices)

Registrant’s telephone number, including area code: 1 (800) 665-4646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

SILVERADO GOLD MINES LTD.

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 3.02	Unregistered Sales of Equity Securities

Regulation D

On March 5, 2010, Silverado Gold Mines Ltd. (the “Registrant”) completed the sale and issuance of an aggregate of 10,000,000 shares of its restricted common stock under Rule 506 of Regulation D of the Securities Act of 1933 (the “Act”) to two accredited investors following such investors’ exercise of common stock purchase warrants. The per share exercise price of such shares was US $0.003, resulting in an aggregate purchase price of US $30,000.

On March 17, 2010, the Registrant completed the sale and issuance of an aggregate of 20,500,000 shares of its restricted common stock under Rule 506 of Regulation D of the Act to four accredited investors following such investors’ exercise of common stock purchase warrants. The per share exercise price of such shares was US $0.003, resulting in an aggregate purchase price of US $61,500.

On March 24, 2010, the Registrant entered into Regulation D Subscription Agreements pursuant to which it sold and issued an aggregate of 29,376,337 units under Rule 506 of Regulation D of the Act to seven accredited investors for the aggregate purchase price of US $102,817.18. Each such unit consists of one share of the Registrant’s restricted common stock and one warrant exercisable for a period of one year for the purchase of one share of the Registrant’s restricted common stock at a per share exercise price of US $0.01.

On April 8, 2010, the Registrant entered into Regulation D Subscription Agreements pursuant to which it sold and issued an aggregate of 3,300,000 units under Rule 506 of Regulation D of the Act to two accredited investors for the aggregate purchase price of US $11,550. Each such unit consists of one share of the Registrant’s restricted common stock and one warrant exercisable for a period of one year for the purchase of one share of the Registrant’s restricted common stock at a per share exercise price of US $0.01.

On April 8, 2010, the Registrant completed the sale and issuance of an aggregate of 9,731,836 shares of its restricted common stock under Rule 506 of Regulation D of the Act to three accredited investors following such investors’ exercise of common stock purchase warrants. The per share exercise price of such shares was US $0.003, resulting in an aggregate purchase price of US $29,195.51.

The Registrant completed the foregoing transactions in reliance upon the exemption from registration provided by Regulation D of the Act and the rules thereunder insofar as: (i) each of the investors was accredited within the meaning of Rule 501(a); (ii) the securities sold and issued were restricted by the Registrant in accordance with Rule 502(d); (iii) there were no more than 35 non-accredited investors in all of the transactions completed by the Registrant under Rule 506 within the six months preceding or following any of the transactions disclosed herein; (iv) the Registrant satisfied the information requirements set forth in Rule 502(b); and (v) none of the offers and sales were effected through any general solicitation or general advertising within the meaning of Rule 502(c).

Regulation S

On March 24, 2010, the Registrant entered into a Regulation S Subscription Agreement pursuant to which it sold and issued 3,000,000 units under Rule 903 of Regulation S of the Act to one accredited investor for the purchase price of US $10,500. Each such unit consists of one share of the Registrant’s restricted common stock and one warrant exercisable for a period of one year for the purchase of one share of the Registrant’s restricted common stock at a per share exercise price of US $0.01.

On April 8, 2010, the Registrant completed the sale and issuance of 4,285,714 shares of its restricted common stock under Rule 903 of Regulation S of the Act to one accredited investor following such investor’s exercise of a common stock purchase warrant. The per share exercise price of such shares was US $0.003, resulting in an aggregate purchase price of US $12,857.14.

The Registrant completed the foregoing transactions pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the securities was completed in an “offshore transaction,” as defined in Rule 902(h) of Regulation S. The Registrant did not engage in any directed selling efforts (as defined in Regulation S) in the United States in connection with the sale of the securities. The investor represented to the Registrant that the investor was not a U.S. person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a U.S. person. The investor also acknowledged that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or are exempt from the registration requirements of the Act. The investor agreed: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that the Registrant will refuse to recognize any transfer of the securities purchased unless such transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S under the Act and could not be resold without registration under the Act or pursuant to an applicable exemption from registration under the Act.

The Registrant did not pay any commissions to third parties in connection with the foregoing transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 14, 2010	Silverado Gold Mines Ltd.

By: /s/ Garry L. Anselmo
Garry L. Anselmo,
Chief Executive Officer